EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-QSB (the "Report") of PYR Energy Corporation (the "Company") for the quarter ended May 31, 2005, D. Scott Singdahlsen, the Chief Executive Officer and the Principal Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  July 15, 2005                           /s/ D. Scott Singdahlsen
                                               ---------------------------------
                                               D. Scott Singdahlsen
                                               Chief Executive Officer and
                                               Principal Financial Officer